1 1 Amedisys First Quarter 2018 Earnings Call Supplemental Slides May 8 2018 Exhibit 99.2 th

This presentation may include forward-looking statements as defined by the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events.
Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K,
copies
of
which
are
available
on
the
Amedisys
internet
website
http://www.amedisys.com
or by contacting the Amedisys Investor Relations department at (225) 292-2031.
We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law.
www.amedisys.com
NASDAQ: AMED
We encourage everyone to visit the
Investors Section of our website at
www.amedisys.com, where we have
posted additional important
information such as press releases,
profiles concerning our business and
clinical operations and control
processes, and SEC filings.
Forward-looking statements

Our Key Areas of Focus
Strategic areas of focus for 2018 and beyond
1
Organic
Growth
3
Clinical
Initiatives
4
Impact Capacity
and Productivity
5
M&A
2
Recruiting /
Retention
*Note: Home Health same store volume is admissions plus recertifications
•
Hospice: Continued
impressive growth rate
(Admissions +5%,
ADC +12%) for 1Q’18
•
Home Health*:
Total same store
admission +4%, same
store episodic
admission +3%, total
same store volume
+7%, same store
episodic volume +6%
for 1Q’18
•
Personal Care:
Double digit growth in
billable hours / quarter
+27%
•
Fifth straight quarter
of increased BD FTE’s
ending 1Q’18 with 753
•
Targeting industry
leading employee
retention amongst all
employee categories
•
Focus on reduction of
clinical turnover
•
Quality: Amedisys
improves STARS
scores to 4.38 (July’18
preview) with 93% of
providers at 4+ STAR
rating
•
72 Amedisys providers
rated at 5-Stars in the
July’18 Preview
•
Continued focus on
reduction of 30-Day
and 60-Day ACH rate
reduction
•
Since April 2017,
skilled nursing
productivity up 8%, PT
productivity up 11%
and OT productivity
up ~1% -
helping to
drive down CPV
•
Director of Operations
(DOO) leadership
training underway
•
Focusing on
optimizing RN / LPN
& PT / PTA staffing
ratio
•
Preference to acquire
assets in Hospice,
Personal Care tuck-
in’s, and opportunistic
regional acquisitions
in Home Health
•
Unlevered balance
sheet (0.2x) gives us
access to capital
•
Pipeline strong but
price expectations
challenging –
will
continue to remain
disciplined on pricing

Highlights
and
Summary
Financial
Results
(Adjusted):
1Q
2018
(1)
Same store Home Health total admissions up (+4%). Hospice (+5% same store admissions) and Personal Care (+27%
billable hours) continue their strong growth
Amedisys
Consolidated
•
Revenue Growth: +9%
•
EBITDA: $42M (+30%)
•
EBITDA Margin: 10.4%
•
EPS: $0.79 (+68%)
1Q’18
•
Net debt: ($32.1M)
•
Leverage ratio: (0.2)x (net)
•
CFFO: $40.3M
•
Free cash flow
(4)
: $36.2M
•
DSO: 41.4 (vs. Q4’17 of 44.0)
Balance
Sheet &
Cash
Flow
1Q’18
Same
Store
Admissions:
•
Total: +4%
•
Episodic
(2)
: +3%
Same Store Volume
(3)
:
•
Total: +7%
•
Episodic
(2)
: +6%
Other
Statistics:
•
Revenue per Episode: $2,792 (+$10)
•
Total Cost per Visit: (1.4%)
•
Medicare Recert Rate: +260 bps
Home
Health
Growth Metrics
(5)
:
•
Billable hours/quarter: +27%
•
Clients served: +47%
Personal
Care
Same Store Volume:
•
Admissions: +5%
•
ADC: +12%
Other
Statistics:
•
Revenue per Day: $149.80
(+2.6%)
•
Cost per day: +2.9%
Hospice
1Q’18
1Q’18
1Q’18
Adjusted
Financial
Results(1)
1Q’18
1.
The financial results for the three-month periods ended  March 31, 2017  and March 31, 2018 are adjusted for certain items and should be considered a non-GAAP financial measure.  A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.
2.
Episodic
admissions
and
volume
–
Includes
Medicare
and
non-Medicare
payors
that
bill
on
a
60-day
episode
of
care
basis.
3.
Same Store volume –
Includes admissions and recertifications.
4.
Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.
5.
Includes acquisitions.
$ in Millions, except EPS
1Q17
1Q18
% Change
Home Health
267.5
284.1
6.2%
Hospice
83.6
97.3
16.4%
Personal Care
13.5
17.9
32.6%
Total Revenue
364.7
$
399.3
$
9.5%
Gross Margin %
40.7%
40.3%
Adjusted EBITDA
32.0
41.7
30.3%
8.8%
10.4%
Adjusted EPS
$0.47
$0.79
68.1%
Free cash flow
(5)
$23.4
$36.2
54.7%

5

OUR REVENUE SOURCES
•
Medicare FFS: Paid episodically over a 60 day
episode
•
Private Episodic: MA and Commercial plans
who pay us over a 60 day episode. Generally at
rates ~90% –
100% of Medicare
•
Per Visit: Managed care, Medicaid and private
payors reimbursing us per visit provided
Per Day Reimbursement:
•
Routine Care: Patient at home with
symptoms controlled –
99% of the Hospice
care AMED provides
•
Continuous Care: Patient at home with
uncontrolled symptoms
•
Inpatient Care: Patient in facility with
uncontrolled symptoms
•
Respite Care: Patient at facility with
symptoms controlled
71.1%
24.4%
4.5%
Amedisys Consolidated Revenue
Home Health
Hospice
Personal Care
72.1%
11.0%
16.9%
Home Health Revenue
Medicare FFS
Private Episodic
Per Visit
94.4%
5.6%
Hospice Revenue
Medicare FFS
Private

Home Health and Hospice Segment (Adjusted) –
1Q 2018
(
1)
•
Revenue per Episode up +$10 y/y
•
Recert rate up +260 bps y/y
•
Y/Y CPV decrease of (1.4%) in Q1’18 despite planned wage
increases
Home Health Highlights
•
Same store average daily census (ADC) up 12% in Q1’18
•
Net revenue per day up 3%
y/y
•
Two providers over cap as of Q1’18: ~ $200k liability
Hospice Highlights
1.
The financial results for the three-month periods ended  March 31, 2017 and March 31, 2018 are adjusted for certain items and should be considered a non-GAAP financial measure.
A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.
2.
Segment EBITDA does not include any corporate G&A expenses.
3.
Same store admissions and volume exclude 7 closed and consolidated care centers in FL during 2017.
Home health growth continues to move in the right direction; Hospice continues with double digit ADC growth
$ in Millions
1Q17
1Q18
Medicare
80.7
91.8
Non-Medicare
Hospice Revenue
$83.6
$97.3
Gross Margin %
48.6%
48.5%
Segment EBITDA
(2)
$22.6
$27.2
27.0%
28.0%
Operating Statistics
Admit growth -
same store
20%
5%
ADC growth -
same store
16%
12%
Admits
6,505
6,933
ADC
6,365
7,214
Avg. discharge length of stay
92
97
Revenue per day (net)
$145.99
$149.80
Cost per day
$75.03
$77.17
HOSPICE
HOME HEALTH
$ in Millions
1Q17
1Q18
Medicare
198.7
205.0
Non-Medicare
68.8
79.2
Home Health Revenue
$267.5
$284.1
Gross Margin %
39.1%
38.6%
Segment EBITDA
(2)
$36.6
$41.6
13.7%
14.6%
Operating Statistics
Same Store Growth
(3)
Total Admit
3%
4%
Total Volume
2%
7%
Episodic Admit
4%
3%
Episodic Volume
3%
6%
Revenue per Episode
2,782
$
2,792
$
Recert Rate
34.8%
37.4%
Total Cost per visit
$89.61
$88.33
2.9
5.5

$ in Millions
1Q17
2Q17
3Q17
4Q17
1Q18
Corp G&A
1Q17
2Q17
3Q17
4Q17
1Q18
Home Health Segment
68.0
68.2
68.2
69.0
67.1
Salary and Benefits
13.9
14.1
13.6
14.7
14.9
Acquisitions - Tenet
-

0.7
1.1
1.0
1.0
Other
11.0
10.5
9.4
9.9
11.5
Home Health Segment - Total
68.0
68.9
69.3
70.0
68.1
Corp. G&A Subtotal
24.9
24.6
23.0
24.6
26.4
% of HH Revenue
25.4%
25.5%
25.6%
24.8%
24.0%
Non-cash comp
2.4
3.0
2.7
3.0
2.7
Adjusted corporate G&A
27.3
27.6
25.7
27.6
29.1
Hospice Segment
18.0
18.8
18.6
20.0
19.5
Acquisitions - Tenet
-

0.2
0.4
0.5
0.4
Hospice Segment - Total
18.0
19.0
19.0
20.5
19.9
% of HSP Revenue
21.5%
21.0%
19.8%
20.9%
20.5%
Personal Care Segment
3.1
2.8
2.8
3.3
2.2
Acquisitions - HomeStaff & Intercity
0.2

0.2

0.2

1.0

1.0

Personal Care Segment - Total
3.3
3.0
3.0
4.3
3.2
% of PC Revenue
24.4%
21.0%
21.9%
23.8%
17.9%
Corporate Expenses
27.3
27.6
25.7
27.6
29.1
Acquisition Integration Costs
0.6
0.8
0.1
0.2
0.1
Total Corporate
27.9
28.4
25.8
27.8
29.2
% of Total Revenue
7.7%
7.6%
6.8%
7.0%
7.3%
Total
117.2
119.3
117.1
122.6
120.4
% of Total Revenue
32.1%
31.8%
30.8%
30.8%
30.2%
General
&
Administrative
Expenses
–
Adjusted
(1,2)
Notes:
•
Year over year total G&A as a percentage of revenue decreased 190 basis points
•
Home Health segment G&A: 140 bps y/y decrease as % of revenue
•
Hospice segment G&A: 100 bps decrease y/y as % of revenue
•
Personal Care segment G&A: 650 bps decrease y/y as % of revenue (Personal Care G&A reflects reclassification of certain support personnel to corporate in 1Q’18)
•
Corporate G&A: 40 bps decrease y/y as % of total revenue
•
G&A has increased $3.2M in 1Q18 vs. 1Q17: Mainly driven by planned wage increases
1.
The financial results for the three-month periods ended March 31, 2017, June 30, 2017, September 30, 2017, December 31, 2017 and March 31, 2018
are adjusted for certain items and should be considered a non-GAAP financial measure.  A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.
2.
Adjusted G&A expenses do not include depreciation and amortization.
Impact of G&A cost control materializing as operational efficiencies are realized
32.1%
31.8%
30.8%
30.8%
30.2%
29.0%
29.5%
30.0%
30.5%
31.0%
31.5%
32.0%
32.5%
1Q17
2Q17
3Q17
4Q17
1Q18
Total G&A as a Percent of Revenue
G&A as a Percent of Revenue

Star scores continue to trend upwards: Among industry leaders
Note: Top Competitor Avg weighted by CCN count and include LHC, Kindred, AFAM, HLS and BKD
Metric
JAN 18
Release
APR 18
Release
JUL 18
PREVIEW
Quality of
Patient Care
4.22
4.30
4.38
Entities at 4+
Stars
88%
89%
93%
Metric
OCT 17
Release
JAN 18
Release
APR 18
Release
Patient Satisfaction
Star
3.56
3.85
3.94
Performance Over
Industry
+6%
+7%
+7%
Quality of Patient Care (QPC)
Patient Satisfaction (PS)
•
Amedisys maintains a 4-Star average in the July 2018 HHC preview with 93% of our providers at 4+ Stars and 64% at
4.5+ Stars
•
STAR score improvement for the twelfth consecutive quarter (from initial Jul 15 release to Jul 18 preview)
•
37 Amedisys providers (representing 72 care centers) rated at 5-Stars in the July 2018 preview
•
AMED received ~$250K in bonus payments related to Value Based Purchasing (VBP) during 1Q’18
QPC Industry Performance
3.00
3.50
4.00
4.50
Jul 15
Oct 15
Jan 16Apr 16
Jul 16
Oct 16
Jan 17Apr 17
Jul 17
Oct 17
Jan 18Apr 18
Jul 18
QPC Top Competitor
AMED QPC Score
QPC Industry Avg
PS Industry Performance
*Scoring methodology changed dropped entire industry’s PS STAR scores
3.00
3.50
4.00
4.50
Jan 16
Apr 16
Jul 16
Oct 16
Jan 17
Apr 17
Jul 17
Oct 17
Jan 18
Apr 18
PS Top Competitor
AMED PS Score
PS Industry Avg

Hospice Quality: Amedisys Hospice Continues to Move Towards Best-
in-Class
Hospice
Quality
99.9%
98.3%
98.4%
96.0%
99.4%
96.9%
98.9%
98.3%
98.6%
94.5%
94.8%
81.5%
97.6%
95.2%
93.6%
93.7%
70.0%
80.0%
90.0%
100.0%
Treatment
Preferences
Beliefs & Values
Addressed
Pain Screening
Pain Assessment
Dyspnea
Screening
Dyspnea
Treatment
Patient Treated
with an Opioid
Who Are Given a
Bowel Regimen
HIS Rollup/
Average*
Hospice Item Set (HIS) Preview -
May 2018
Jul 2016 -
Jun 2017 Discharges
AMED
CMS NAT
80.4%
77.8%
90.1%
89.4%
73.9%
75.0%
79.4%
83.9%
81.2%
80.0%
78.0%
91.0%
89.0%
75.0%
75.0%
81.0%
85.0%
81.0%
65.0%
75.0%
85.0%
95.0%
Communication
Timely Care
Treat with
Respect
Emo / Rel
Support
Help for
Symptoms
Hospice
Training
Rating of
Hospice Care
Willingness to
Recommend
CAHPS Roll-Up/
Average*
Hospice CAHPS Preview -
May 2018
Jul 2015 -
Jun 2017 Discharges
AMED
CMS NAT

Components
1Q’17
4Q’17
1Q’18
YoY Variance
Detail
Mitigation Plan
Salaries
$61.48
$61.80
$60.93
($0.55)
YoY
decrease driven by
increased
productivity
Staffing
mix optimization, productivity
and scheduling improvement initiatives
in place helped us overcome planned
salary increases
Contractors
$2.35
$2.93
$2.93
$0.58
YoY increased demand due to
increasing volumes
Focused efforts on filling positions with
full-time clinicians
Benefits
$10.09
$12.35
$9.84
($0.25)
Sequential
decline driven by
seasonality of health insurance
claims
Focus
on cost containment and spend
optimization with specific focus on high
cost claims
Transportation & Supplies
$7.16
$6.80
$6.64
($0.52)
YoY decrease primarily due to
transportation costs
More effective medical supply
contracting
cost initiatives are
underway
*Visiting Staff CPV
$81.08
$83.88
$80.34
($0.74)
Clinical
Managers
$8.53
$8.49
$7.99
($0.54)
Fixed cost associated with non-
visiting clinicians
Unit cost reduced
as volume increases
Total CPV
$89.61
$92.37
$88.33
($1.28)
Operational Excellence: Cost Per Visit (CPV)
Total CPV decreased due to improvement in clinician productivity
*Note: Direct comparison with industry competitors CPV calculation
$25.00
$50.00
$75.00
$100.00
1Q17
4Q17
1Q18
Cost Per Visit (CPV)
Salaries
Contractors
Benefits
Transportation
$81.08
$83.88
$80.34

Driving Top Line Growth
All three lines of business continue to grow.  Hospice drives another quarter of double digit ADC growth and Home Health total same store volume continue to improve year over year
Volume
*Total Home Health Same Store Volumes exclude 7
closed and consolidated care centers in Florida in 2017
Hospice
ADC
Personal Care
Total Hours / Quarter
1.6%
3.1%
5.8%
7.4%
6.7%
-1.0%
1.0%
3.0%
5.0%
7.0%
9.0%
50,000
100,000
150,000
1Q17
2Q17
3Q17
4Q17
1Q18
YoY
Growth
15.6%
16.2%
14.1%
12.2%
11.9%
0.0%
5.0%
10.0%
15.0%
20.0%
0
2,000
4,000
6,000
8,000
10,000
1Q17
2Q17
3Q17
4Q17
1Q18
ADC
YoY Growth
0
200,000
400,000
600,000
800,000
1,000,000
1Q17
2Q17
3Q17
4Q17
1Q18
Billable Hours
Home Health
Total Same Store Volume*

Debt and Liquidity Metrics
Our debt levels remain very low at (0.2x) net leverage ratio, providing us ample flexibility and available liquidity for strategic initiatives and inorganic growth opportunities
1.
Net debt defined as total debt outstanding ($88M) less cash balance ($120M).
2.
Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($152M).
3.
Liquidity defined as the sum of cash balance and available revolving line of credit.
Credit facility and cash provide significant
capital for accretive acquisitions and/or
other capital deployment options
As of:
Outstanding Debt
03/31/18
Term Loan
87.5
Outstanding Revolver / Other Notes Payable
0.4
Total Debt Outstanding
87.9
Less: Deferred Finance Fees
(1.7)
Total Debt - Balance Sheet
86.2
Total Debt Outstanding
87.9
Less: Cash
(120.0)
Net Debt
(1)
(32.1)
Leverage Ratio (net)
(2)
(0.2)
As of:
Credit Facility
03/31/18
Revolver Size
200.0
Oustanding Revolver
-

Letters of Credit
37.7
Available Revolver
162.3
Plus: Cash
120.0
Total Liquidity
(3)
282.3

Cash Flow Statement Highlights
(1)
$36.2M in free cash flow for the quarter, with $2.3M in capital deployed to M&A opportunities
1.
Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.
$ in Millions
1Q17
2Q17
3Q17
4Q17
1Q18
GAAP Net Income
15.2

4.5

14.7

(3.7)

27.3

Changes in working capital
(8.1)

(7.3)

15.8

(11.0)

(2.0)

Depreciation and amortization
4.4

4.5

4.2

4.0

3.6

Non-cash compensation, includes 401(k) match expense
6.1

6.5

5.7

6.7

6.6

Deferred income taxes
9.4

(1.9)

9.6

35.0

2.9

Securities class action lawsuit settlement
-

28.7

(28.7)

-

-

Other
0.1

1.1

(11.1)

1.2

1.9

Cash flow from operations
27.1

36.2

10.2

32.2

40.3

Capital expenditures - routine
(2.4)

(1.4)

(0.3)

(1.2)

(1.3)

Required debt repayments
(1.3)
(1.3)
(1.6)
(1.3)
(2.8)
Free cash flow
23.4
33.5
8.3
29.7
36.2
Capital Deployment
Acquisitions
(4.1)

(20.0)

-

(9.6)

(2.3)

Share Repurchases
-

-

-

-

-

Total
(4.1)
(20.0)
-

(9.6)
(2.3)

Income
Statement
Adjustments
(1)
Amount
of
non-GAAP
adjustments
have
substantially
decreased
1.
The financial results for the three-month periods ended March 31, 2017, June 30, 2017, September 30, 2017, December 31, 2017 and March 31,
2018 are adjusted for certain items and should be considered a non-GAAP financial measure.  A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.
Income Statement
$000s
Line Item
1Q17
2Q17
3Q17
4Q17
1Q18
Florida ZPIC audit
Revenue
6,506
Cost of Service
Restructuring activity
Cost of service, excluding depreciation and amortization
101
G&A
Restructuring activity
G&A, Salaries and benefits
2,474
Restructuring activity
G&A, Non-cash compensation
(905)
Restructuring activity
G&A, Other
648
Data Center relocation
G&A, Other
714
226
Acquisition costs
G&A, Other
682
294
48
435
Legal fees -
non-routine
G&A, Other
123
1,111
176
358
562
Securities Class Action Lawsuit settlement
G&A, Other
28,712
Asset impairment
Asset impairment
1,323
Legal settlements
Other, Miscellaneous, net
(674)
(693)
(647)
Miscellaneous, other (income) expense, net
Other, Miscellaneous, net
621
(1,692)
(115)
613
(809)
Deferred tax asset related to tax reform
Income tax expense
21,424
Total
1,466
27,958
7,590
24,414
188
EPS Impact
$0.03
$0.49
$0.13
$0.67
$0.00
Revenue
Other Items

2018 Guidance

Amedisys 2018 Guidance
Targeting 7% growth in revenue and 13% growth in EBITDA; EPS includes impact of tax reform
2017
2018
Revenue
Adjusted
EBITDA
Adjusted
Earnings per
Share
*Adjusted for adoption of new revenue recognition accounting standard
$142.2M
$1.54B
$1.52B*
$2.21
$158M –
$163M
$1.60B -
$1.64B
$2.97 –
$3.08

Amedisys 2018 Guidance Considerations
Amedisys
Consolidated
Home Health
Personal Care
Hospice
•
Total same store
admission growth
~10%
•
Continue to leverage
industry-leading platform
by exploring growth
opportunities
•
Large acquisitions
•
Small acquisitions
•
Denovos ~ $1 million
•
Addition of business
development resources to
maintain organic growth ~
$3 million
•
Total billable hours
growth ~ 7%
•
Employer Medical
Assistance Contribution
(EMAC) ~$1 million
•
Includes impact of
Intercity acquisition
(closed Q4’17)
Project solid revenue and earnings growth while continuing to invest in people and future organic growth
•
Tax rate ~26 -
27%
(includes impact from Tax
Cuts and Jobs Act)
•
Cash tax rate ~ 5%
•
Diluted share count ~34.85
million shares
•
Excludes potential
acquisitions and related
integration costs
•
Capital Expenditures ~$7-
$9 million
•
Benefits increase
~5% -
6%
•
Salary increase ~2% -
3%
•
Overall ~
$9 million
investment in business
development resources
•
Excludes acquisition
activity
•
Total same store
admission growth  ~5%
•
Focus on business
development staffing
strategy ~ $6 million
(Y/Y increase)
•
Continue focus on Quality
of Care (Stars and Acute
Care Hospitalization
rates)
•
Increase focus on
underperforming care
centers

Reimbursement Outlook
2018 Reimbursement Impact for Home Health and Hospice
Home Health
Hospice
2018
Market Basket Update
1.0%
Nominal Case Mix Adjustment
-0.90
Estimated Industry Impact
+0.1%
Estimated AMED-Specific Impact
-0.7%
2018
Market Basket Update
1.0%
Productivity / Other Adjustment
__
Estimated Industry Impact
+1.0%
Estimated AMED-Specific Impact
+1.0%

EBITDA Seasonality
Q1
Q2
Q3
Q4
*EBITDA further adjusted for health insurance and workers compensation
30.0
35.0
40.0
45.0
50.0
55.0
60.0
65.0
Q1
Q2
Q3
Q4
Historical Adj. EBITDA Trends*
2016
2017
•
Weather disruption
•
Lower RPE (LUPA)
•
Payroll tax reset
•
Short Month (Feb.)
•
Lower Hospice ADC
& Higher Salary Cost
per Day
•
Highest Completed
Episodes
•
Stronger RPE
•
Incremental holiday
vs. 1H
•
High PTO
•
Lower Volumes
•
Health Insurance
Increases
•
Raises
•
Incremental holiday
vs. 1H
•
Health Insurance
Increases
•
Better Volumes
•
Raises

EBITDA Seasonality (Unadjusted for Health Insurance and Workers Compensation)
Q1
Q2
Q3
Q4
20
25
30
35
40
Q1
Q2
Q3
Q4
Historical Adj. EBITDA Trends
2016
2017
•
Weather disruption
•
Lower RPE (LUPA)
•
Payroll tax reset
•
Short Month (Feb.)
•
Lower Hospice ADC
& Higher Salary Cost
per Day
•
Highest Completed
Episodes
•
Stronger RPE
•
Incremental holiday
vs. 1H
•
High PTO
•
Lower Volumes
•
Health Insurance
Increases
•
Raises
•
Incremental holiday
vs. 1H
•
Health Insurance
Increases
•
Better Volumes
•
Raises